UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2009

Banc of America Funding 2009-R3 Trust
(Exact name of issuing entity as specified in charter)

Banc of America Funding Corporation
(Exact name of depositor as specified in charter)

Banc of America Securities LLC
(Exact name of sponsor as specified in charter)

New York	333-148403-04	56-139-0085
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

214 North Tryon Street, Charlotte, North Carolina		28255
(Address of principal executive offices)		(Zip Code)

Depositor’s telephone number, including area code		(704) 683-3996

N/A
(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Attached as Exhibit 4.1 is the trust agreement, dated March 30, 2009 (the “Trust Agreement”), between Banc of America Funding Corporation (the “Company”), as depositor, and Wells Fargo Bank, N.A., as trustee.  The Trust Agreement governs the Banc of America Funding Corporation, Mortgage Certificate-Backed Certificates, Series 2009-R3 (the “Certificates”), issued on March 30, 2009, including (i) the Class A-1, Class A-2 and Class A-4 Certificates (the “Public Certificates”), having an aggregate initial class balance of $6,501,699 and (ii) the Class A-3, Class A-5 and Class A-R Certificates (the “Private Certificates”), having an aggregate initial class balance of $2,687,372.

The Public Certificates were sold to Banc of America Securities LLC (“BAS”) pursuant to an underwriting agreement, dated March 30, 2009 (the “Underwriting Agreement”), between the Company and BAS.  A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Private Certificates were sold to BAS on March 30, 2009 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale of the Private Certificates were applied to the purchase of the underlying certificates (the “Underlying Certificates”) from BAS.

The Underlying Certificates consist of an approximate 7.60% percentage interest of Banc of America Mortgage 2006-B Trust, Class 4-A-1 Certificates, which were previously issued by the Banc of America Mortgage 2006-B Trust.

The Underlying Certificates were purchased by the Company from BAS pursuant to a mortgage certificate purchase agreement, dated March 30, 2009 (the “Mortgage Certificate Purchase Agreement”), between the Company and BAS.  A copy of the Mortgage Certificate Purchase Agreement is attached as Exhibit 4.2.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

	1.1	Underwriting Agreement, dated March 30, 2009, by and between Banc of America Funding Corporation and Banc of America Securities LLC.

	4.1	Trust Agreement, dated March 30, 2009, by and between Banc of America Funding Corporation and Wells Fargo Bank, N.A. (including exhibits).

	4.2	Mortgage Certificate Purchase Agreement, dated March 30, 2009, by and between Banc of America Funding Corporation and Banc of America Securities LLC.

	5.1	Legality Opinion of Hunton & Williams LLP.

	8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).

	23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               BANC OF AMERICA FUNDING CORPORATION

               By:   /s/ Scott Evans

                                                               Name: Scott Evans

                                                               Title:   Senior Vice President

Date:  March 30, 2009

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated March 30, 2009, by and between Banc of America Funding Corporation and Banc of America Securities LLC.	E
4.1	Trust Agreement, dated March 30, 2009, by and between Banc of America Funding Corporation and Wells Fargo Bank, N.A. (including exhibits).	E
4.2	Mortgage Certificate Purchase Agreement, dated March 30, 2009, by and between Banc of America Funding Corporation and Banc of America Securities LLC.	E
5.1	Legality Opinion of Hunton & Williams LLP.	E
8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).	E
23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).	E